Exhibit 10.77



                        RESTRICTED STOCK GRANT AGREEMENT
                        --------------------------------


            This RESTRICTED STOCK GRANT AGREEMENT ("Agreement"), dated as of February 27, 1995, is made by and between Eugene L. Froelich ("Executive") and Maxicare Health Plans, Inc., a Delaware corporation (the "Company").

            WHEREAS, Executive has served as Executive Vice President and Chief Financial Officer of the Company since April, 1989;

            WHEREAS, the Company and the Executive have entered into a Employment and Indemnification Agreement dated as of January 1, 1992, as amended by Amendment No. 1 thereto dated February 27, 1995 (collectively the "Employment Agreement"), which provides for certain terms and conditions regarding the employment of Executive by the Company;

            WHEREAS, the Company and its Board of Director's wishes to recognize the contributions of the Executive to the Company and to provide further incentive to the Executive in connection with the future services which he shall be rendering on behalf of the Company;

            WHEREAS, in connection with the foregoing the Company wishes to issue to the Executive 65,000 shares of its $.01 par value Common Stock with said issuance subject to the specific terms and conditions stated herein;

            NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, Executive and the Company hereby agree as follows:

            1. ISSUANCE OF THE RESTRICTED SHARES. Upon the terms and subject to the conditions hereinafter set forth, the Company hereby grants and issues, effective as of the date hereof (the "Issuance Date"), to Executive 65,000 shares of the Common Stock of the Company, par value $.01 per share (such shares along with any additional shares or new securities issued to the Executive as a result of the Executive's ownership of the aforementioned shares during the "Forfeiture Period", as hereinafter defined, shall hereinafter collectively be referred to as the "Restricted Shares").

            2.  FORFEITURE OF THE RESTRICTED SHARES.

                (a) Except as set forth in subsection 2(b) and Section 8 below, Executive's rights in and to the Restricted Shares shall be subject to complete forfeiture in the event the Executive's employment with the Company is terminated for any reason prior to
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       three (3) years from  the  Issuance Date (the "Forfeiture Period").
       Upon the condition that Executive remains continuously employed by the Company for the entire duration of the Forfeiture Period, Executive's rights to the Restricted Shares shall become fully vested and no longer subject to forfeiture hereunder upon the expiration of the Forfeiture Period, February 27, 1998, without any further action on the part of the Executive.

                (b) Notwithstanding anything to the contrary contained herein, in the event Executive's employment with the Company is terminated during the Forfeiture Period either (i) under Sections 7(f) and 9(a) of the Employment Agreement or (ii) as a result of a "change in control" as such term is defined in the Employment Agreement, then and in such event Executive's rights to the Restricted Shares shall become fully vested as of the date of such termination pursuant to either (i) or (ii) above, the Forfeiture Period shall be deemed to be terminated and the Company's rights of forfeiture with respect to the Restricted Shares shall be terminated.

            3. ESCROW OF THE SHARES. The Restricted Shares shall be held by the Company during the Forfeiture Period. In connection with the foregoing, as a condition to the issuance of the Restricted Shares, Executive agrees to execute and deliver to the Company a stock power endorsed in blank. Except as set forth below, during the Forfeiture Period the Executive shall be entitled to all rights of a holder of Common Stock of the Company including but not limited to the rights to: (i) vote the Restricted Shares on all matters that come before the holders of Common Stock and (ii) receive all cash dividends, if any, issued to the holders of Common Stock. Notwithstanding the foregoing, during the Forfeiture Period Executive shall not be entitled to: (i) delivery or custody of the Restricted Shares and (ii) receive stock dividends, if any, issued to the holders of Common Stock. Such stock dividends will be delivered to the Company to be held along with the Restricted Shares and shall be subject to the terms and conditions of this Agreement, including the forfeiture thereof during the Forfeiture Period. After the Forfeiture Period, if the Restricted Shares have not been forfeited to the Company pursuant to Section 2 of this Agreement, the Company shall deliver the Restricted Shares to the Executive. In the event the Executive's employment with the
       Company is  terminated  for  any  reason,  except  as  set forth in
       subsection  2(b)  above  during   the  Forfeiture  Period,  all  of
       Executive's rights in and to the Restricted Shares and the Company's escrow with respect thereto shall immediately terminate without any other action on the part of the Company and the Restricted Shares shall be delivered by the Company to the transfer agent for cancellation. In the event the Executive's employment with the Company is terminated as set forth in subsection 2(b) above, the Company's forfeiture rights and its escrow of the Restricted Shares shall immediately terminate without any further action by the Executive and the Restricted Shares shall promptly be delivered to the Executive.

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            4.  ADJUSTMENT UPON RESTRUCTURING OR DISSOLUTION.

                (a) In the event of any change, during the Forfeiture Period, in the number or nature of Restricted Shares by reason of any stock dividend, split-up, merger, recapitalization, combination, exchange of common stock, or similar transaction (a "Restructuring"), the Restricted Shares shall be adjusted, modified or exchanged for other securities in the same manner and to the same extent as all other outstanding shares of the Company's Common Stock. The Restricted Shares as adjusted, modified or exchanged for other securities as a result of the Restructuring will be issued to the Executive and delivered to the Company to be held in escrow in accordance with Section 3 above.

                (b) In addition, in the event of any dissolution or liquidation of the Company or a Restructuring as a result of which the Company is not the surviving corporation, or a sale of substantially all the property of the Company to another entity, the Restricted Shares shall be treated in the same manner and to the same extent as all other outstanding shares of the Company's Common Stock, including, but not limited to (i) provision for the assumption of the Restricted Shares or the substitution of new securities of the successor corporation (or a parent or subsidiary thereof) for the Restricted Shares; or (ii) provision for the payment of substantially equivalent economic benefit to Executive in exchange for such Restricted Shares, upon the consummation of such event or transaction. Any securities issued to the Executive as a result of the transactions contemplated by this subsection 4(b) shall henceforth for the purposes hereof shall be deemed to be Restricted Shares subject to the provisions of this Agreement. In the event that said economic benefit is cash or property not constituting a "security" as such term is defined under the Securities Act of 1933, as amended (the 1933 Act"), the Executive shall be entitled to retain such economic benefit.

                (c) Adjustments under this Section 4 shall be made by the Board of Directors of the Company, whose determination as to what adjustments shall be made shall be final and conclusive. In making such adjustments the Board of Directors of the Company may obtain and may rely upon the advice of independent counsel and accountants of the Company.

            5.  INVESTMENT REPRESENTATIONS; RESTRICTIONS ON TRANSFER.

                (a) Executive represents, warrants and covenants to the Company that:

                     (i) All  Restricted  Shares  are  being  acquired for
       Executive's  own  account  and  not   with  a  view  to  resale  or
       distribution in violation of the 1933 Act.

                     (ii) Executive has such knowledge and experience in business and financial matters as to be capable of utilizing the information which is available to him to evaluate the merits and risks of an investment in the Restricted Shares and is able to bear the economic risks of any Restricted Shares.

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                     (iii)  Executive  understands   that  the  Restricted
       Shares have not been registered under the 1933 Act, in reliance upon certain exemptions contained therein, and that the Company's
       reliance  on   such   exemption   is   predicated   on  Executive's
       representations set forth  herein.    Executive further understands
       that because the Restricted Shares have not been registered under the 1933 Act or the securities law of any state, he may not, and Executive covenants and agrees that he will not, sell, offer to sell or otherwise dispose of any such securities in violation of the 1933 Act or any applicable securities law of any state. Executive acknowledges and understands that he has no independent right to require the Company to register the Restricted Shares. Notwithstanding the preceding sentence, the Company shall include at its sole expense the Restricted Shares in any reoffer or resale prospectus filed in conjunction with a Form S-8 Registration Statement, or any equivalent form under the 1933 Act prior to the expiration of the Forfeiture Period (the "Prospectus"). In the event that the Restricted Shares have not been included in a Prospectus prior to the termination of the Forfeiture Period and at such time the reoffer and resale by Executive are subject to restrictions under the 1933 Act (the "Resale Restrictions"), then and in such event, so long as the Resale Restrictions remain in effect, the Company agrees to include, at its expense, such Restricted Shares in the next Form S-1, S-3 or Prospectus filed by it with the Securities and Exchange Commission; provided, however, that if the Company proposes to include the Restricted Shares in an underwritten offering then inclusion of the Restricted Shares in such underwritten offering shall be subject to the consent of the underwriter(s), which consent shall not be unreasonably withheld. Executive acknowledges and understands that Executive shall have no right to require the Company to file any such Prospectus or Form S-1 or S-3 Registration Statement either prior to or after the termination of the Forfeiture Period.

                (b)  Executive  consents  to  the  placing  of restrictive
       legends  in  substantially  the   following   form,  on  any  stock
       certificate(s) representing Restricted Shares:

                  "The Shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended, or the blue sky law
                  of  any  state.     These  shares  have  been
                  acquired for investment and not with a view to distribution or resale, and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Securities Act of 1933, as amended, or until the issuer has been furnished with an opinion of counsel for the registered owner of these shares, reasonably satisfactory to counsel for the issuer, that such sale, transfer or disposition is exempt from the registration or qualification provisions of the Securities Act of 1933, as amended, or
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                  the  blue  sky  laws   of  any  state  having
                  jurisdiction. In addition, these shares are subject to escrow and forfeiture provisions all as set forth in that certain Restricted Stock Grant Agreement dated as of February 27, 1995."

              (c) Executive also hereby consents and agrees to the placing of stop transfer instructions against any transfer(s) of the Restricted Shares by the Executive. The Company hereby agrees to remove the legend and stop transfer instructions upon receipt of an opinion of counsel from the Executive, in form and substance acceptable to counsel for the Company, to the effect that such shares may be transferred without violation of the 1933 Act or the securities laws of any state having jurisdiction.

          6. ADDITIONAL DOCUMENTS. The Company and Executive hereby covenant and agree to execute and deliver any additional documents necessary or desirable, in the opinion of Executive or the Company, as the case may be, to complete the sale and transfer of all of the Restricted Shares in accordance with the terms and conditions stated herein.

          7. RESTRICTED SHARES NOT TRANSFERABLE. Executive may not sell, transfer, pledge (except to the Company as contemplated hereby), hypothecate or assign the Restricted Shares or his rights under this Agreement during the Forfeiture Period. Except as contemplated by this Agreement, the Restricted Shares and Executive's rights under this Agreement may not otherwise be sold, exchanged, transferred, assigned, pledged, hypothecated, or disposed of in any way, whether by operation of law or otherwise during the Forfeiture Period.

          8. DEATH OF EXECUTIVE. If the Executive dies during Forfeiture Period, a portion of the Restricted Shares shall vest for the benefit of the Executive's estate and the Forfeiture Period shall be deemed to have terminated with respect to that amount of the
       Restricted Shares computed by multiplying the total number of Restricted Shares (65,000) by a fraction the numerator of which consists of the number of completed months from February 27, 1995 through the date of the Executive's death (with each month concluding on the close of business on the 26th day thereof) and the denominator equal to thirty-six (36). In the event of the Executive's death during the Forfeiture Period, those Restricted Shares which do not vest for the benefit of the Executive's estate pursuant to the terms hereof shall be forfeited to the Company without any further action on the part of the Company.

          9. NO OBLIGATION TO CONTINUE EMPLOYMENT. The Company is not by virtue of the Company's issuance of the Restricted Shares to
       Executive assuming any obligation to continue Executive's employment in any manner. The terms and conditions of Executive's employment by the Company and the Company's obligations with respect thereto are set forth in the Employment Agreement.

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          10. TAXES.  Upon expiration  of the Forfeiture Period, Executive may satisfy any amounts required to be withheld by the Company under applicable federal, state and local taxes in effect, by electing to have the Company withhold a portion of the Restricted Shares to be delivered for the payment of such taxes.

         11.  MISCELLANEOUS.

           (a) SEVERABILITY. If any term, provision covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

           (b) BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by the Company without the prior written consent of Executive.

           (c) AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto.

           (d) SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that the Company or the Executive, respectively, will be irreparably harmed and that there will be no adequate remedy at law for a violation by the other party respectively, of any of the covenants or agreements set forth herein. Therefore, it is agreed that, in addition to any other remedies which may be available to Executive or the Company upon any such violation, such party shall have the right to enforce such covenants and agreements by specified performance, injunctive relief or by any other means available to such party at law or in equity.

           (e) NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by messenger, transmitted by telex or telecopier (with receipt confirmed), hand-delivered, delivered by Federal Express or other private delivery service (with receipt confirmed), or mailed by registered or certified mail, postage prepaid, as follows:




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                  (a)     If to Executive:

                          Eugene L. Froelich
                          Maxicare Health Plans, Inc.
                          1149 South Broadway Street
                          Los Angeles, California 90015

                  (b)     If to the Company:

                          Maxicare Health Plans, Inc.
                          1149 South Broadway Street
                          Los Angeles, California 90015
                          Attention:  Alan D. Bloom, Esq.
                                      General Counsel


       or such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

           (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by separate parties on separate counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

           (g)  GOVERNING LAW.    This  Agreement  shall  be  governed by,
       construed and enforced in accordance with the laws of the State of California.

           (h) ENTIRE UNDERSTANDING. This Agreement constitutes the entire understanding between the parties hereto regarding the subject matter hereof and supersedes all other prior agreements, understandings, negotiations and discussions of the parties whether written or oral.

                IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.


                          MAXICARE HEALTH PLANS, INC.,
                          a Delaware corporation


                          By: /s/ ALAN D. BLOOM
                              -------------------

                          Its: GENERAL COUNSEL
                              ---------------

                          EXECUTIVE

                          /s/ EUGENE L. FROELICH
                          ----------------------
                              Eugene L. Froelich


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